UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 29, 2021
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 14 040 2290
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.
On December 28, 2021, Criteo S.A. (the “Company”) entered into an Amended and Restated Deposit Agreement (the “Amended Deposit Agreement”) to the Deposit Agreement dated October 15, 2013, by and among the Company, the Bank of New York Mellon as depositary (the “Depositary”) and the holders of the Company’s American Depositary Shares (the “ADSs”) and updated the form of ADSs issued under the Amended Deposit Agreement.

The Amended Deposit Agreement provides, among other things, that in certain circumstances if an ADS holder fails to provide voting instructions for a matter to be voted on at a meeting of the Company’s shareholders, the Depositary shall deem that ADS holder to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the deposited securities represented by such holder’s ADSs as to any matter on the meeting’s agenda and against any matter subsequently added to such agenda, including during such meeting, in accordance with applicable French law. Notably, the aforementioned change was made to restore our voting practices as they were prior to the adoption of the Plan d’Action pour la Croissance et la Transformation des Entreprises (PACTE) law in France.

The foregoing description of the Amended Deposit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Deposit Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
4.1
Amended and Restated Deposit Agreement, dated as of December 28, 2021, among the Company, the Bank of New York Mellon, as depositary, and all owners and holders from time to time of American Depositary Shares issued thereunder

4.2	Form of American Depositary Share (included in Exhibit 4.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: December 29, 2021	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Executive Vice President, General Counsel and Secretary